EXHIBIT 24.1


                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corpora-tion, a Delaware corporation (the "Company"), hereby constitutes and appoints Stuart A. Rose and Edward M. Kress, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal Year Ended January 31, 1996 and to sign any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instru-ment on this 17th day of April, 1996.


                                      LAWRENCE TOMCHIN

                                      Lawrence Tomchin



                                                             EXHIBIT 24.2


                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corpora-tion, a Delaware corporation (the "Company"), hereby constitutes and appoints Stuart A. Rose, Lawrence Tomchin and Edward M. Kress, and each or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal Year
Ended January 31, 1996 and to sign any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instru-ment on this 4th day of April, 1996.


                                      ROBERT DAVIDOFF

                                      Robert Davidoff




                                                            EXHIBIT 24.3


                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corpora-tion, a Delaware corporation (the "Company"), hereby constitutes and appoints Stuart A. Rose, Lawrence Tomchin and Edward M. Kress, and each or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal Year
Ended January 31, 1996 and to sign any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instru-ment on this 17th day of April, 1996.


                                      TIBOR FABIAN

                                      Tibor Fabian


